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                         COUNTRYWIDE HOME LOANS, INC.
                                    Seller





                                  CWABS, INC.
                                   Purchaser





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                              PURCHASE AGREEMENT
                        Dated as of September 29, 2004
                      ----------------------------------



                REVOLVING HOME EQUITY LOAN ASSET BACKED NOTES
                                 Series 2004-I





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                               Table of Contents

                                                                          Page
                                                                          ----



                                   ARTICLE I
                                  DEFINITIONS

Section 1.01.  Definitions. ..........................................1


                                  ARTICLE II
              SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

Section 2.01.  Sale of the Mortgage Loans. ...........................2
Section 2.02.  Obligations of Seller Upon Sale. ......................2
Section 2.03.  Payment of Purchase Price for the Mortgage Loans. .....5


                                  ARTICLE III
             REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 3.01.  Seller Representations and Warranties. ................5
Section 3.02.  Seller Representations and Warranties Relating to the
               Mortgage Loans. .......................................6


                                  ARTICLE IV
                              SELLER'S COVENANTS

Section 4.01.  Covenants of the Seller. .............................17


                                   ARTICLE V
                                   SERVICING

Section 5.01.  Servicing. ...........................................17


                                  ARTICLE VI
                                  TERMINATION

Section 6.01.  Termination. .........................................17


                                  ARTICLE VII
                           MISCELLANEOUS PROVISIONS

Section 7.01.  Amendment. ...........................................17
Section 7.02.  Governing Law. .......................................18
Section 7.03.  Notices. .............................................18
Section 7.04.  Severability of Provisions. ..........................18

                                      i

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Section 7.05.  Counterparts. ........................................18
Section 7.06.  Further Agreements. ..................................19
Section 7.07.  Successors and Assigns: Assignment of Purchase
               Agr19ment.
Section 7.08.  Survival. ............................................19

SCHEDULES AND ANNEXES

Schedule I     ................................................Sch-II-1
Schedule II    ................................................Sch-II-1
Annex I        .................................................Ann-1-1


                                      ii

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      THIS PURCHASE AGREEMENT, dated as of September 29, 2004 (the
"Agreement"), between COUNTRYWIDE HOME LOANS, INC., a New York corporation (the "Seller"), and CWABS, INC., a Delaware corporation (the "Purchaser"),


                             W I T N E S S E T H:
      WHEREAS, the Seller is the owner of the notes or other evidence of indebtedness indicated on Schedule I and certain other notes or other evidence of indebtedness made or to be made in the future, and Related Documentation; and

      WHEREAS, by the date of their transfer, the Seller will own the mortgages on the properties securing the Mortgage Loans, including rights to
(a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise and (b) the proceeds of any hazard insurance policies on the Mortgaged Properties; and

      WHEREAS, the Seller wants to sell the Mortgage Loans to the Purchaser pursuant to this Agreement; and

      WHEREAS, pursuant to the Sale and Servicing Agreement, of even date with this Agreement (the "Sale and Servicing Agreement"), among the Purchaser, as depositor, the Seller, as sponsor and master servicer, the Trust, and the Indenture Trustee, the Purchaser will transfer the Mortgage Loans to the Trust;

      NOW, THEREFORE, the parties agree as follows.

                                  ARTICLE I

                                  DEFINITIONS

      Section 1.01. Definitions.

      Capitalized terms used in this Agreement that are not otherwise defined have the meanings given to them in the Indenture, and if not defined there, in the Sale and Servicing Agreement. In addition, Section 1.04 (Rules of Construction) of the Indenture is incorporated by reference with appropriate substitution of this Agreement for references in that Section to the Indenture so that the language of that Section will read appropriately as applying to this Agreement.

ARTICLE II
              SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

Section 2.01......Sale of the Mortgage Loans.

(a) The Mortgage Loans. Concurrently with the execution and delivery of this Agreement, the Seller hereby transfers to the Purchaser, without recourse, all of its right, title and interest existing now or in the future in,

(i) each Mortgage Loan, including its Asset Balance (including all Additional Balances), the related Mortgage File, all property that secures the Mortgage Loan, and all collections received on it after the Cut-off Date (excluding payments due by the Cut-off Date);

(ii) property that secured a Mortgage Loan that is acquired by foreclosure or deed in lieu of foreclosure;

(iii) the Seller's rights under the hazard insurance policies;

(iv)  all rights under any guaranty executed in connection with a Mortgage
      Loan;

(v) all other assets included or to be included in the Trust for the benefit of the Noteholders and the Credit Enhancer; and

(vi)  all proceeds of the foregoing.

(b) By the sale of the Mortgage Loan and its Additional Balances, the Seller has sold to the Purchaser, and the Purchaser has purchased from the Seller, each future draw of new borrowing under the related Credit Line Agreement. The Purchaser shall pay the Seller for each Additional Balance in cash in an amount equal to the principal amount of the Additional Balance as it arises. The Trust, the Seller, and the Purchaser may agree to a netting arrangement in connection with this transaction, when appropriate, rather than actually moving cash.

Section 2.02......Obligations of Seller Upon Sale.

      In connection with any transfer pursuant to Section 2.01, the Seller further agrees, at its own expense:

(a) to deliver to the Purchaser by the Closing Date a Mortgage Loan Schedule containing an accurate list of all Mortgage Loans, specifying for each Mortgage Loan, among other things, its account number and its Cut-off Date Asset Balance; and

(b) to indicate in its books and records that the Mortgage Loans have been sold to the Indenture Trustee, as assignee of the Purchaser, pursuant to this Agreement by the Closing Date for the Mortgage Loans.

      The Mortgage Loan Schedule is Exhibit A to the Sale and Servicing Agreement and shall also be marked as Schedule I to this Agreement and is hereby incorporated into this Agreement.

      The Seller agrees to perfect and protect the Purchaser's interest in each Mortgage Loan and its proceeds by preparing, executing, and filing a UCC-1 Financing Statement with the Secretary of State in the State of New York describing the Mortgage Loans and naming the Seller as debtor and the Purchaser as secured party and indicating that the Mortgage Loans have been assigned to the Trust and all necessary Continuation Statements and any additional UCC-1 Financing Statements due to a change in the name or the state of incorporation of the Seller. The Financing Statement shall be filed by the Closing Date. This Financing Statement will state in bold-faced type that a purchase of the Mortgage Loans included in the collateral covered by the Financing Statement from the debtor will violate the rights of the secured party and its assignee.

      The Purchaser agrees to perfect and protect the Trust's interest in each Mortgage Loan and its proceeds by preparing, executing, and filing a UCC-1 Financing Statement with the Secretary of State in the State of Delaware describing the Mortgage Loans and naming the Purchaser as debtor and the Trust as secured party (and indicating that the Mortgage Loans have been pledged to the Indenture Trustee) and all necessary Continuation Statements and any additional UCC-1 Financing Statements due to a change in the name or the state of incorporation of the Purchaser. The Financing Statement shall be filed by the Closing Date. This Financing Statement will state in bold-faced type that a purchase of the Mortgage Loans included in the collateral covered by the Financing Statement from the debtor will violate the rights of the secured party and its assignee.

      In connection with any transfer by the Seller, the Seller shall deliver to the order of the Purchaser the following documents for each Mortgage Loan (the "Related Documentation"):

(i) the original Mortgage Note endorsed in blank or, if the original Mortgage Note has been lost or destroyed and not replaced, an original lost note affidavit from the Seller stating that the original Mortgage Note was lost, misplaced, or destroyed, together with a copy of the related Mortgage Note;

(ii) unless the Mortgage Loan is registered on the MERS(R) System, an original assignment of mortgage in blank in recordable form;

(iii) the original recorded mortgage with evidence of recording on it (noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan) or, if the original recorded mortgage with evidence of recording on it cannot be delivered by the Closing Date because of a delay caused by the public recording office where the original Mortgage has been delivered for recordation or because the original Mortgage has been lost, the Seller shall deliver to the Indenture Trustee an accurate copy of the mortgage, together with (i) when the delay is caused by the public recording office, an Officer's Certificate of the Seller or the Purchaser stating that the original mortgage has been dispatched to the appropriate public recording official or (ii) when the original mortgage has been lost, a certificate by the appropriate county recording office where the mortgage is recorded;

(iv) any original intervening assignments needed for a complete chain of title to the Trust with evidence of recording on them, or, if any original intervening assignment has not been returned from the applicable recording office or has been lost, an accurate copy of it, together with (i) when the delay is caused by the public recording office, an Officer's Certificate of the Seller or the Purchaser stating that the original intervening assignment has been dispatched to the appropriate public recording official for recordation or (ii) when the original intervening assignment has been lost, a certificate by the appropriate county recording office where the mortgage is recorded;

(v) a title policy for each Mortgage Loan with a Credit Limit in excess of $100,000;

(vi)  the original of any guaranty executed in connection with the Mortgage
      Note;

(vii) the original of each assumption, modification, consolidation, or substitution agreement relating to the Mortgage Loan; and

(viii)any security agreement, chattel mortgage, or equivalent instrument executed in connection with the Mortgage.

      The Related Documentation will be delivered:

         (i) no later than the Closing Date, with respect to no less than 50% of the Mortgage Loans,

         (ii) no later than the twentieth day after the Closing Date, with respect to no less than 40% of the Mortgage Loans in addition to those delivered on the Closing Date, and

         (iii) within thirty days following the Closing Date, with respect to the remaining Mortgage Loans.

      The Seller confirms to the Purchaser that, as of the Closing Date, it has caused the portions of the Electronic Ledger relating to the Mortgage Loans maintained by the Seller to be clearly and unambiguously marked to indicate that the Mortgage Loans have been sold to the Purchaser, and sold by the Purchaser to the Trust, and Granted by the Trust to the Indenture Trustee, and that a purchase of those Mortgage Loans from the Seller or the Purchaser will violate the rights of the Trust, as secured party with respect to those Mortgage Loans. By the applicable date of substitution, the Seller shall cause the portions of the Electronic Ledgers relating to the relevant Eligible Substitute Mortgage Loans, as the case may be, to be clearly and unambiguously marked, and shall make appropriate entries in its general accounting records, to indicate that those Mortgage Loans have been transferred to the Trust at the direction of the Purchaser and that they have been Granted by the Trust to the Indenture Trustee, and that a purchase of the Mortgage Loans from the Seller or the Purchaser will violate the rights of the Trust, as secured party with respect to those Mortgage Loans.

      The Purchaser accepts all right, title, and interest of the Seller existing now or in the future in the Mortgage Loans and other property transferred to it pursuant to this Section.

      Notwithstanding the characterization of the Notes as debt for federal, state, and local income and franchise tax purposes, the transfer of the Mortgage Loans is a sale by the Seller to the Purchaser of all the Seller's interest in the Mortgage Loans and other property described above. However, if the transfer were to be characterized as a transfer for security and not as a sale, then the Seller hereby Grants to the Purchaser a Security Interest in all of the Seller's right, title and interest in the Mortgage Loans and other property described above, whether existing now or in the future, to secure all of the Seller's obligations under this Agreement; and this Agreement shall constitute a Security Agreement under applicable law.

Section 2.03......Payment of Purchase Price for the Mortgage Loans.

      In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser agrees to transfer to the Seller on the Closing Date the purchase price for the Mortgage Loans provided in the Adoption Annex.

ARTICLE III
             REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

Section 3.01......Seller Representations and Warranties.

      The Seller represents and warrants to the Purchaser as of the Closing
Date:

(a) The Seller is a New York corporation, validly existing and in good standing under the laws of the State of New York, and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Seller;

(b) The Seller has the power and authority to make, execute, deliver, and perform this Agreement and all of the transactions contemplated by this Agreement, and has taken all necessary corporate action to authorize the execution, delivery, and performance of this Agreement. When executed and delivered, this Agreement will constitute the valid and legally binding obligation of the Seller enforceable in accordance with its terms;

(c) The Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau, or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement, except for any consents, licenses, approvals or authorizations, or registrations or declarations, that have been obtained or filed, as the case may be, before the Closing Date;

(d) The execution, delivery, and performance of this Agreement by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any provision of the certificate of incorporation or bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract, or other agreement to which the Seller is a party or by which the Seller may be bound; and

(e) No litigation or administrative proceeding of or before any court, tribunal, or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement or the Notes that in the opinion of the Seller has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

      The representations and warranties in this Section shall survive the transfer of the Mortgage Loans to the Purchaser. The Seller shall cure a breach of any representations and warranties in accordance with the Sale and Servicing Agreement. The remedy specified in the Sale and Servicing Agreement shall constitute the sole remedy against the Seller respecting any breach.

Section 3.02......Seller Representations and Warranties Relating to the
Mortgage Loans.

      The Seller represents and warrants to the Purchaser as of the Cut-off Date, unless otherwise specifically set forth in this Agreement:

(i) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution) this Agreement constitutes a valid and legally binding obligation of the Seller, enforceable against the Seller in accordance with its terms.

(ii) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution) either

(A)   this Agreement constitutes a valid transfer to the Purchaser of all right, title, and interest of the Seller in the Mortgage Loans, and all collections received on it after the Cut-off Date (excluding payments due by the Cut-off Date), all proceeds of the Mortgage Loans, and all other property specified in
            Section 2.01(a) or (b) of this Agreement, and the Sale and Servicing Agreement constitutes a valid transfer to the Trust of the foregoing property and all other property specified in
            Section 2.01(a) or (b) of the Sale and Servicing Agreement such that, on execution of the Sale and Servicing Agreement, it is owned by the Trust free of all liens and other encumbrances, and is part of the corpus of the Trust transferred to the Trust by the Purchaser, and upon payment for the Additional Balances, this Agreement and the Sale and Servicing Agreement will constitute a valid transfer to the Trust of all interest of the Seller in the Additional Balances, all proceeds of the Additional Balances, and all other property specified in Section 2.01(a) of the Sale and Servicing Agreement relating to the Additional Balances free of all liens and other encumbrances, and the Indenture constitutes a valid Grant of a Security Interest to the Indenture Trustee in that property, and the Indenture Trustee has a first priority perfected Security Interest in the property, subject to the effect of Section 9-315 of the UCC with respect to collections on the Mortgage Loans that are deposited in the Collection Account in accordance with the next to last paragraph of Section 3.02(b) of the Sale and Servicing Agreement, or

(B)   this Agreement or the Sale and Servicing Agreement, as appropriate, constitutes a Grant of a Security Interest to the Owner Trustee on behalf of the Trust and the Indenture constitutes a Grant of a Security Interest to the Indenture Trustee in the property described in clause (A) above. If this Agreement and the Sale and Servicing Agreement constitute the Grant of a Security Interest to the Trust and the Indenture constitutes a Grant of a Security Interest to the Indenture Trustee in such property, the Indenture Trustee will have a first priority perfected Security Interest in the property, subject to the effect of Section 9-315 of the UCC with respect to collections on the Mortgage Loans that are deposited in the Collection Account in accordance with the next to last paragraph of Section 3.02(b) of the Sale and Servicing Agreement. This Security Interest is enforceable as such against creditors of and purchasers from the Trust, the Purchaser, and the Seller.

(iii) The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Collateral other than any financing statement
      (A) relating to the Security Interests granted to the Depositor, the Trust, or the Indenture Trustee hereunder, pursuant to the Sale and Servicing Agreement or pursuant to the Indenture, (B) that has been terminated, or (C) that names the Depositor, the Trust, or the Indenture Trustee as secured party.

(iv) As of the Closing Date, the information in the Mortgage Loan Schedule for the Mortgage Loans is correct in all material respects. As of the applicable date of substitution for an Eligible Substitute Mortgage Loan, the information with respect to the Eligible Substitute Mortgage Loan in the Mortgage Loan Schedule is correct in all material respects. As of the date any Additional Balance is created, the information as to the Mortgage Loan identification number and the Additional Balance of that Mortgage Loan reported for inclusion in the Mortgage Loan Schedule is correct in all material respects.

(v) The Mortgage Loans have not been assigned or pledged, and the Seller is their sole owner and holder free of any liens, claims, encumbrances, participation interests, equities, pledges, charges, or Security Interests of any nature, and has full authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the Mortgage Loans, to transfer them pursuant to this Agreement.

(vi) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), the related Mortgage Note and the mortgage for each Mortgage Loan have not been assigned or pledged, and immediately before the sale of the Mortgage Loans to the Purchaser, the Seller was the sole owner and holder of the Mortgage Loan free of any liens, claims, encumbrances, participation interests, equities, pledges, charges, or Security Interests of any nature, and has full authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the Mortgage Loans, to transfer it pursuant to this Agreement.

(vii) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), the related mortgage is a valid and subsisting first or second lien on the property described in it, as shown on the Mortgage Loan Schedule of the Mortgage Loans, and as of the Cut-off Date or date of substitution, as applicable, the related Mortgaged Property is free of all encumbrances and liens having priority over the first or second lien, as applicable, of the mortgage except for liens for

(A)   real estate taxes and special assessments not yet delinquent;

(B) any first mortgage loan secured by the Mortgaged Property and specified on the Mortgage Loan Schedule;

(C) covenants, conditions and restrictions, rights of way, easements, and other matters of public record as of the date of recording that are acceptable to mortgage lending institutions generally; and

(D) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by the mortgage.

(viii)As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), no obligor has a valid offset, defense, or counterclaim under any Credit Line Agreement or mortgage.
(ix) To the best knowledge of the Seller, as of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), no related Mortgaged Property has any delinquent recording or other tax or fee or assessment lien against it.

(x) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), no proceeding is pending or, to the best knowledge of the Seller, threatened for the total or partial condemnation of the related Mortgaged Property, and the property is free of material damage and is in good repair.

(xi) To the best knowledge of the Seller, as of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), no mechanics' or similar liens or claims have been filed for work, labor, or material affecting the related Mortgaged Property that are, or may be, liens prior or equal to the lien of the related mortgage, except liens that are fully insured against by the title insurance policy referred to in clause (xv).

(xii) No Minimum Monthly Payment on a Mortgage Loan being transferred on the Closing Date is more than 59 days delinquent (measured on a contractual basis) and no Minimum Monthly Payment on any other Mortgage Loan subsequently being transferred is more than 30 days delinquent (measured on a contractual basis) on the relevant transfer date and no more than the percentage specified in the Adoption Annex of the Mortgage Loans being transferred on the Closing Date (by Cut-off Date Loan Balance) were 30-59 days delinquent (measured on a contractual basis).

(xiii)As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), for each Mortgage Loan, the related Mortgage File contains each of the documents specified to be included in it.

(xiv) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), the related Mortgage Note and the related mortgage at origination (a) complied in all material respects with applicable state and federal laws, including all applicable predatory and abusive lending laws, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, or disclosure laws applicable to the Mortgage Loan, and the servicing practices used by the Master Servicer with respect to each Mortgage Loan have been consistent with the practices and the degree of skill and care the Master Servicer exercises in servicing for itself loans that it owns that are comparable to the Mortgage Loans; (b) no Mortgage Loan is classified as (1) a "high cost" loan under the Home Ownership and Equity Protection Act of 1994 or
      (2) a "high cost," "threshold," "covered," "predatory," or similar loan under any other applicable state, federal, or local law that applies to mortgage loans (or a similar classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points, or fees); and (c) no Mortgage Loan is a High Cost Loan or Covered Loan, as applicable, and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act; with respect to the foregoing subsection (c), "High Cost Loan" and "Covered Loan" have the meaning assigned to them in the Standard & Poor's LEVELS(R) Glossary attached as Schedule II (the "Glossary") where (x) a "High Cost Loan" is each loan identified in the column "Category under applicable anti-predatory lending law" of the table entitled "Standard & Poor's High Cost Loan Categorization" in the Glossary as each such loan is defined in the applicable anti-predatory lending law of the State or jurisdiction specified in such table and (y) "Covered Loan" is each loan identified in the column "Category under applicable anti-predatory lending law" of the table entitled "Standard & Poor's Covered Loan Categorization" in the Glossary as each such loan is defined in the applicable anti-predatory lending law of the State of jurisdiction specified in such table.

(xv) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), either a lender's title insurance policy binder was issued or guaranty of title customary in the relevant jurisdiction was obtained, on the date of origination of the Mortgage Loan being transferred on the relevant date and each policy is valid and remains in full force.

(xvi) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), none of the Mortgaged Properties is a mobile home or a manufactured housing unit that is not considered or classified as part of the real estate under the laws of the jurisdiction in which it is located.

(xvii)No more than the percentage specified in the Adoption Annex of the Mortgage Loans, by aggregate principal balance, are secured by Mortgaged Properties located in one United States postal zip code.

(xviii) As of the Closing Date (or, with respect to any Eligible Substitute
      Mortgage Loan, the applicable date of substitution), the Combined Loan-to-Value Ratio for each Mortgage Loan was not in excess of the percentage specified in the Adoption Annex.

(xix) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), no selection procedure reasonably believed by the Seller to be adverse to the interests of the Transferor, the Noteholders, or the Credit Enhancer was used in selecting the Mortgage Loans.

(xx) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), the Seller has not transferred the Mortgage Loans to the Trust with any intent to hinder, delay, or defraud any of its creditors.

(xxi) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), the Minimum Monthly Payment with respect to any Mortgage Loan is not less than the interest accrued at the applicable Loan Rate on the average daily Asset Balance during the interest period relating to the date on which the Minimum Monthly Payment is due.

            The Mortgage Notes constitute either "instruments" or "general intangibles" as defined in the UCC.

(xxii)By the Closing Date (or, within 30 days of the applicable date of substitution with respect to any Eligible Substitute Mortgage Loan), the Sponsor will file UCC-1 financing statements in the proper filing office in the appropriate jurisdiction to perfect the Security Interest in the Collateral Granted under the Indenture.

(xxiii) The Mortgage Notes that constitute or evidence the Collateral do not have any marks or notations indicating that they have been pledged, assigned, or otherwise transferred to any person other than the Purchaser, the Trust, or the Indenture Trustee. All financing statements filed or to be filed against the Seller in favor of the Purchaser, the Trust, or the Indenture Trustee in connection with this Agreement, the Sale and Servicing Agreement, or the Indenture describing the Collateral contain a statement to the following effect: "A purchase of the Mortgage Loans included in the collateral covered by this financing statement will violate the rights of the Purchaser, the Trust, or the Indenture Trustee."

(xxiv)As of the Closing Date, the Seller will have received a written acknowledgement from the Custodian that is acting solely as agent of the Indenture Trustee.

(xxv) As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), each Credit Line Agreement and each Mortgage Loan is an enforceable obligation of the related mortgagor.

(xxvi)As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), the Seller has not received a notice of default of any senior mortgage loan related to a Mortgaged Property that has not been cured by a party other than the Master Servicer.

(xxvii) As of the Closing Date (or, with respect to any Eligible Substitute
      Mortgage Loan, the applicable date of substitution), the definition of "prime rate" in each Credit Line Agreement relating to a Mortgage Loan does not differ materially from the definition in the form of Credit Line Agreement in Exhibit B of the Sale and Servicing Agreement.

(xxviii) The weighted average remaining term to maturity of the Mortgage Loans on a contractual basis as of the Cut-off Date is approximately the number of months specified in the Adoption Annex. On each date that the Loan Rates have been adjusted, interest rate adjustments on the Mortgage Loans were made in compliance with the related mortgage and Mortgage Note and applicable law. Over the term of each Mortgage Loan, the Loan Rate may not exceed the related Loan Rate Cap. The Loan Rate Cap for the Mortgage Loans ranges between the percentages specified in the Adoption Annex and the weighted average Loan Rate Cap is approximately the percentage specified in the Adoption Annex. The Gross Margins for the Mortgage Loans range between the percentages specified in the Adoption Annex and the weighted average Gross Margin is approximately the percentage specified in the Adoption Annex as of the Cut-off Date. The Loan Rates on the Mortgage Loans range between the percentages specified in the Adoption Annex and the weighted average Loan Rate on the Mortgage Loans is approximately the percentage specified in the Adoption Annex.

(xxix)As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), each Mortgaged Property consists of a single parcel of real property with a one-to-four unit single family residence erected on it, or an individual condominium unit, planned unit development unit, or townhouse.

(xxx) No more than the percentage specified in the Adoption Annex (by Cut-off Date Loan Balance) of the Mortgage Loans are secured by real property improved by individual condominium units, units in planned unit developments, townhouses or two-to-four family residences erected on them, and at least the percentage specified in the Adoption Annex (by Cut-off Date Loan Balance) of the Mortgage Loans are secured by real property with a detached one-family residence erected on them;

(xxxi)The Credit Limits on the Mortgage Loans range between approximately the dollar amounts specified in the Adoption Annex with an average of approximately the dollar amount specified in the Adoption Annex. As of the Cut-off Date, no Mortgage Loan had a principal balance in excess of approximately the dollar amount specified in the Adoption Annex and the average principal balance of the Mortgage Loans is equal to approximately the dollar amounts specified in the Adoption Annex.

(xxxii) Approximately the percentages specified in the Adoption Annex of the Mortgage Loans, by aggregate principal balance as of the Cut-off Date, are secured by first and second liens.

(xxxiii) As of the Closing Date, no more than the percentage specified in the Adoption Annex of the Mortgage Loans, by aggregate principal balance, were appraised electronically.

(xxxiv) As of the Closing Date (or, with respect to any Eligible Substitute
      Mortgage Loan, the applicable date of substitution), no default exists under any Mortgage Note or Mortgage Loan and no event that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default under any Mortgage Note or Mortgage Loan has occurred and been waived. As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), no modifications to the Mortgage Notes and Mortgage Loans have been made and not disclosed.

(xxxv)As of the Closing Date (or, with respect to any Eligible Substitute Mortgage Loan, the applicable date of substitution), each Mortgage Loan was originated in accordance with the Sponsor's underwriting guidelines and the Sponsor had no knowledge of any fact that would have caused a reasonable originator of mortgage loans to conclude on the date of origination of each Mortgage Loan that each such Mortgage Loan would not be paid in full when due.

(xxxvi) To the best knowledge of the Seller at the time of origination of each Mortgage Loan, no improvement located on or being part of the Mortgaged Property was in violation of any applicable zoning and subdivision laws or ordinances.

(xxxvii) As of the Closing Date (or, with respect to any Eligible Substitute
      Mortgage Loan, the applicable date of substitution), any leasehold estate securing a Mortgage Loan has a term of not less than five years in excess of the term of the related Mortgage Loan.

(xxxviii) Based on the drawn balances of the Mortgage Loans, the Mortgage
      Loans had the characteristics set out in the Adoption Annex in respect of the following: weighted average Combined Loan-to-Value Ratio; range of Combined Loan-to-Value Ratios; percentage of primary residences; weighted average FICO score; range of FICO scores; Weighted Average Net Loan Rate; range of net Loan Rates; weighted average original stated term to maturity; range of original term to maturity; range of remaining term to maturity; average drawn balance; weighted average utilization ratio; percentage of the Mortgage Loans which have their respective Mortgaged Properties located in the top five states, measured by aggregate drawn balances.

(xxxix) Any Mortgage Loan that has been modified in any manner has been so modified in accordance with the policies and procedures of the Master Servicer and in a manner that was permitted by the Sale and Servicing Agreement, the Indenture, and any other Transaction Document.

(xl) Each Mortgage Loan was originated (within the meaning of Section 3(a)(41) of the Securities Exchange Act of 1934) by an entity that satisfied at the time of origination the requirements of Section 3(a)(41) of the Securities Exchange Act of 1934.

(xli) At the time each Mortgage Loan was originated, the Sponsor was an approved seller of conventional mortgage loans for Fannie Mae and Freddie Mac and was a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act.

(xlii)A lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, in an amount at least equal to the principal balance of the related Mortgage Loan as of the Cut-off Date or a commitment (binder) to issue the same was effective on the date of the origination of each Mortgage Loan, each such policy is valid and remains in full force, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located and acceptable to Fannie Mae and Freddie Mac and is in a form acceptable to Fannie Mae and Freddie Mac, which policy insures the Sponsor and successor owners of indebtedness secured by the insured Mortgage, as to the first priority lien, of the Mortgage subject to the exceptions in paragraph (vii) above.

(xliii) At the Cut-off Date, the improvements on each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where the Mortgaged Property is located in an amount that is at least equal to the lesser of (i) the maximum insurable value of the improvements securing the Mortgage Loan or (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds of the policy will be sufficient to prevent the Mortgagor or the mortgagee from becoming a co-insurer. If the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. All such individual insurance policies and all flood policies referred to in item (xlv) below contain a standard mortgagee clause naming the Sponsor or the original mortgagee, and its successors in interest, as mortgagee, and the Sponsor has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance, including flood insurance, at the Mortgagor's expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefor from the Mortgagor.

(xliv)If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to the Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973.

(xlv) Each Mortgage Note and the related Mortgage are genuine, and each is the valid and legally binding obligation of its maker, enforceable in accordance with its terms and under applicable law, except that (a) its enforceability may be limited by bankruptcy, insolvency, moratorium, receivership, and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. To the best of the Sponsor's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties.

(xlvi)No Mortgage Loan has a shared appreciation feature, or other contingent interest feature.

(xlvii) To the best of the Sponsor's knowledge, all of the improvements that were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach on the Mortgaged Property.

(xlviii) To the best of the Sponsor's knowledge, all inspections, licenses, and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless their lack would not have a material adverse effect on the value of the Mortgaged Property, and the Mortgaged Property is lawfully occupied under applicable law.

(xlix)Each Mortgage contains customary and enforceable provisions that render the rights and remedies of its holder adequate for the realization against the Mortgaged Property of the benefits of the security intended to be provided by it, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure.

(l) Before the approval of the Mortgage Loan application, an appraisal of the related Mortgaged Property was obtained from a qualified appraiser, duly appointed by the Sponsor, who had no interest, direct or indirect, in the Mortgaged Property or in any loan secured by the Mortgaged Property, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan.

(li) Except for (A) payments in the nature of escrow payments, and (B) interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is later, to the day that precedes by one month the Due Period of the first installment of principal and interest and taxes and insurance payments, the Sponsor has not advanced funds, or induced, solicited, or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage.

(lii) As of the Closing Date, no foreclosure proceedings are pending against the Mortgaged Property and the Mortgage Loan is not subject to any pending bankruptcy or insolvency proceeding.

(liii)There is no homestead exemption available and enforceable that materially interferes with the right to sell the related Mortgaged Property at a trustee's sale or the right to foreclose the related Mortgage.

(liv) No Mortgage Loan is covered by the Home Ownership and Equity Protection Act of 1994.

(lv) No Mortgage Loan originated on or after October 1, 2002 and before March 7, 2003 is secured by Mortgaged Property located in the State of Georgia.

(lvi) No proceeds from any Mortgage Loan were used to finance single-premium credit insurance policies.

(lvii)No subprime Mortgage Loan originated on or after October 1, 2002 will impose a prepayment premium after the third anniversary of the Mortgage Loan. No subprime Mortgage Loan originated before October 1, 2002, and no non-subprime Mortgage Loan, will impose a prepayment penalty after the fifth anniversary of the Mortgage Loan.

(lviii) The servicer for each Mortgage Loan has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company, on a monthly basis.

(lix) The Mortgage Loans, individually and in the aggregate, conform in all material respects to their descriptions in the Prospectus Supplement.

(lx) To the Seller's knowledge, the transfer of the Mortgage Loans by the Seller pursuant to this Agreement is not subject to, and will not result in any, tax, fee, or governmental charge payable by the Seller, the Purchaser, the Trust, or the Indenture trustee to any federal, state, or local government other than those that have or will be paid by the Seller as due.

(lxi) As of the Closing Date, no Mortgaged Property has been damaged by the hurricanes that struck the southeastern United States in August and September of 2004 in a manner that materially affects the value of the Mortgaged Property. Any damage to a Mortgaged Property occurring after the Closing Date as a result of the hurricanes referred to in the preceding sentence or any other hurricane, tornado, or casualty shall not result in a breach of this representation and warranty.

      If the substance of any representation or warranty under the Sale and Servicing Agreement or in this Section made to the best of the Seller's knowledge or as to which the Seller has no knowledge is inaccurate and the inaccuracy materially and adversely affects the interest of the Purchaser or its assignee in the related Mortgage Loan, then, notwithstanding that the Seller did not know the substance of the representation and warranty was inaccurate at the time the representation or warranty was made, the inaccuracy shall be a breach of the applicable representation or warranty and the Seller shall cure the breach, repurchase the Mortgage Loan, or substitute for the Mortgage Loan in accordance with the Sale and Servicing Agreement.

      The representations and warranties in this Section shall survive the transfer and assignment of the Mortgage Loans to the Purchaser. The sole remedy of the Purchaser, the Noteholders, the Indenture Trustee on behalf of Noteholders, and the Credit Enhancer against the Seller for the breach of a representation or warranty is the Seller's obligation to accept a transfer of a Mortgage Loan as to which a breach has occurred and is continuing and to make any required deposit in the Collection Account or to substitute an Eligible Substitute Mortgage Loan.

      The Purchaser acknowledges that the Seller, as Master Servicer, in its sole discretion, may purchase for its own account from the Trust any Mortgage Loan that is 151 days or more delinquent. The price for any Mortgage Loan purchased shall be calculated in the same manner as in Section 3.06 of the Sale and Servicing Agreement and shall be deposited in the Collection Account. When it receives a certificate from the Master Servicer in the form of Exhibit D to the Sale and Servicing Agreement, the Trust shall release to the purchaser of the Mortgage Loan the related Mortgage File and shall execute and deliver any instruments of transfer prepared by the purchaser of the Mortgage Loan, without recourse, necessary to vest in the purchaser of the Mortgage Loan any Mortgage Loan released pursuant to this Agreement, and the purchaser of the Mortgage Loan shall succeed to all the Trust's interest in the Mortgage Loan and all security and documents. This assignment shall be an assignment outright and not for security. The purchaser of the Mortgage Loan shall then own the Mortgage Loan, and all security and documents, free of any further obligation to the Trust, the Owner Trustee, the Indenture Trustee, the Transferor, the Credit Enhancer, or the Noteholders with respect to it.

ARTICLE IV
                              SELLER'S COVENANTS

Section 4.01......Covenants of the Seller.

      Except for the transfer under this Agreement, the Seller will not transfer to any other person, or create or suffer to exist any Lien on any Mortgage Loan, or any interest in one; the Seller will notify the Indenture Trustee of the existence of any Lien on any Mortgage Loan immediately on its discovery; and the Seller will defend the right, title and interest of the Trust and the Indenture Trustee in the Mortgage Loans against all claims of third parties claiming through the Seller. Nothing in this Section shall prohibit the Seller from suffering to exist on any of the Mortgage Loans any Liens for municipal or other local taxes and other governmental charges if they are not due at the time or if the Seller is contesting their validity in good faith by appropriate proceedings and set aside on its books adequate reserves with respect to them.

ARTICLE V
                                   SERVICING

Section 5.01......Servicing.

      The Seller will be the Master Servicer of the Mortgage Loans pursuant to the Sale and Servicing Agreement.

ARTICLE VI
                                  TERMINATION

Section 6.01......Termination.

      The respective obligations of the Seller and the Purchaser created by this Agreement shall terminate when the Indenture terminates in accordance with its terms.

ARTICLE VII
                           MISCELLANEOUS PROVISIONS

Section 7.01......Amendment.

      This Agreement may be amended from time to time by the Seller and the Purchaser, with the written consent of the Credit Enhancer by written agreement signed by the Seller and the Purchaser.

Section 7.02......Governing Law.

      THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER STATE.

Section 7.03......Notices.

      All notices, demands, instructions, consents, and other communications required or permitted under this Agreement shall be in writing and signed by the party giving the same and shall be personally delivered or sent by first class or express mail (postage prepaid), national overnight courier service, or by facsimile transmission or other electronic communication device capable of transmitting or creating a written record (confirmed by first class mail) and shall be considered to be given for purposes of this Agreement on the day that the writing is delivered when personally delivered or sent by facsimile or overnight courier or three Business Days after it was sent to its intended recipient if sent by first class mail. A facsimile has been delivered when the sending machine issues an electronic confirmation of transmission. Unless otherwise specified in a notice sent or delivered in accordance with the provisions of this Section, notices, demands, instructions, consents, and other communications in writing shall be given to or made on the respective parties at their respective addresses indicated below:

            (i)...if to the Seller at:
                     Countrywide Home Loans, Inc.
                     4500 Park Granada
                     Calabasas, CA 91302
                     Ref:  CWABS 2004-I
and
            (ii)..if to the Purchaser at:
                     CWABS, Inc.
                     4500 Park Granada
                     Calabasas, CA 91302
                     Ref:  CWABS 2004-I
Section 7.04......Severability of Provisions.

      Any provisions of this Agreement that are held invalid for any reason or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the invalidity or unenforceability without invalidating the remaining provisions of this Agreement, and the prohibition or unenforceability in a jurisdiction shall not invalidate or render unenforceable that provision in any other jurisdiction.

Section 7.05......Counterparts.

      This Agreement may be executed in any number of copies, and by the different parties on the same or separate counterparts, each of which shall be considered to be an original instrument.

Section 7.06......Further Agreements.

      The Purchaser and the Seller each agree to execute and deliver to the other any additional documents appropriate to effectuate the purposes of this Agreement or in connection with the issuance of the Notes.

Section 7.07......Successors and Assigns: Assignment of Purchase Agreement.

      This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Trust, the Indenture Trustee, and the Credit Enhancer. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser and the Credit Enhancer, except that the Seller may assign its obligations under this Agreement to any person into which the Seller is merged or any corporation resulting from any merger, conversion, or consolidation to which the Seller is a party or any person succeeding to the business of the Seller. The Purchaser is acquiring the Mortgage Loans to further transfer them to the Trust, and the Trust will Grant a Security Interest in them to the Indenture Trustee under the Indenture pursuant to which the Trust will issue a series of Notes secured by the Mortgage Loans. As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller consents to the assignment by the Purchaser to the Trust, and by the Trust to the Indenture Trustee of all of the Purchaser's rights against the Seller under this Agreement insofar as they relate to Mortgage Loans transferred to the Trust and to the enforcement or exercise of any right against the Seller pursuant to this Agreement by the Indenture Trustee under the Sale and Servicing Agreement and the Indenture. Enforcement of a right by the Indenture Trustee shall have the same effect as if the right had been exercised by the Purchaser directly.

Section 7.08......Survival.

      The representations and warranties in Article III shall survive the purchase of the Mortgage Loans.

      IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.



                                  CWABS, INC.
                                   Purchaser


                                By: /s/ Leon Daniels, Jr._
                                   Name: Leon Daniels, Jr.
                                   Title: Vice President


                         COUNTRYWIDE HOME LOANS, INC.
                                    Seller


                                By: /s/ Leon Daniels, Jr._
                                   Name: Leon Daniels, Jr.
                                   Title: Senior Vice President

STATE OF CALIFORNIA)
                        ) ss.:
COUNTY OF LOS ANGELES)



      On the 29th day of September, 2004 before me, a Notary Public in and for said State, personally appeared Leon Daniels, Jr., known to me to be a Vice President of CWABS, Inc., the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                    /s/ Glenda J. Daniel_________
                                    --------------------
                                    Notary Public


Glenda J. Daniel
Commission # 1325392
Notary Public - California
Los Angeles County
My Comm. Expires October 15, 2005.

STATE OF CALIFORNIA     )
                        ) ss.:
COUNTY OF LOS ANGELES   )



      On the 29th day of September, 2004 before me, Leon Daniels, Jr. of Countrywide Home Loans, Inc., personally appeared, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity on behalf of which the person acted, executed the instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                    /s Glenda J. Daniel______
                                    -------------------
                                    Notary Public

Glenda J. Daniel
Commission # 1325392
Notary Public - California
Los Angeles County
My Comm. Expires October 15, 2005.

                                    Sch-I-1
NY1  5593906v6     October 14, 2004 (05:40pm)
                                                                    SCHEDULE I

                                  SCHEDULE OF
                                MORTGAGE LOANS


                   [Delivered to the Indenture Trustee only]

                                   Sch-II-2
NY1  5593906v6     October 14, 2004 (05:40pm)
                                                                   SCHEDULE II

                          STANDARD & POOR'S GLOSSARY


              Standard & Poor's Predatory Lending Categorization

Standard & Poor's has categorized loans governed by anti-predatory lending laws in the jurisdictions listed below into three categories based on a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

-------------------------------------------------------------------------------
                 Standard & Poor's High-Cost Loan Categorization
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
       State/jurisdiction            Category under applicable anti-predatory
                                                    lending law
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Arkansas                          High Cost Home Loan
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Cleveland Heights, Ohio           Covered Loan
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Colorado                          Covered Loan
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Connecticut                       High Cost Home Loan
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
District of Columbia              Covered Loan
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Florida                           High Cost Home Loan
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - March 6,  High Cost Home Loan
2003)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Georgia as amended (March 7,      High Cost Home Loan
2003 - current)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
HOEPA Section 32                  High Cost Loan
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Illinois                          High Risk Home Loan
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Kansas                           High Loan-to-Value Consumer Loans and High APR
                                Consumer Loans
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Kentucky                          High Cost Home Loan
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Los Angeles, Calif.               High Cost Refinance Home Loan
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Maine                             High Rate High Fee mortgage
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Massachusetts                     High Cost Home Loan
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Nevada                            Home Loan
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
New Jersey                        High Cost Home Loan
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
New York                          High Cost Home Loan
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
New Mexico                        High Cost Home Loan
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
North Carolina                    High Cost Home Loan
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Oakland, Calif.                   High Cost Home Loan
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Ohio                              Covered Loan
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Oklahoma                          Subsection 10 Mortgage
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
South Carolina                    High Cost Home Loan
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
West Virginia                     West Virginia Mortgage Loan Act Loan
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                  Standard & Poor's Covered Loan Categorization
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
       State/jurisdiction            Category under applicable anti-predatory
                                                    lending law
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 - March 6,  Covered Loan
2003)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
New Jersey                        Covered Home Loan
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                   Standard & Poor's Home Loan Categorization
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
       State/jurisdiction            Category under applicable anti-predatory
                                                    lending law
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Georgia (Oct. 1, 2002- March 6,   Home Loan
2003)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
New Jersey                        Home Loan
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
New Mexico                        Home Loan
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
North Carolina                    Consumer Home Loan
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Oakland, Calif.                   Home Loan
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
South Carolina                    Consumer Home Loan
-------------------------------------------------------------------------------

                                    Ann-1-2
NY1  5593906v6     October 14, 2004 (05:40pm)
                                                                       ANNEX 1

                                   ADOPTION ANNEX

            The purchase price for the Mortgage Loans pursuant to Section 2.03(a) is the transfer to the Seller on the Closing Date of the Notes and the Transferor Certificates.

      The items referred to in the representations and warranties in Section
3.02 are:

            (xii).0.90% of the Mortgage Loans being transferred on the relevant date (by Cut-off Date Loan Balance) were 30-59 days delinquent (measured on a contractual basis).

            (xvii) As of the Cut-off Date no more than 3.00% of the Mortgage Loans, by aggregate principal balance, are secured by Mortgaged Properties located in one United States postal zip code.

            (xviii) The Combined Loan-to-Value Ratio for each Mortgage Loan was not in excess of 100%.

            (xxix) The weighted average remaining term to maturity of the Mortgage Loans on a contractual basis as of the Cut-off Date is approximately 295 months. The Loan Rate Caps for the Mortgage Loans range between 6.0% and 24.00% and the weighted average Loan Rate Cap is approximately 17.926%. The Gross Margins for the Mortgage Loans range between -0.75% and 7.0% and the weighted average Gross Margin is approximately 2.204% as of the Cut-off Date. The Loan Rates on the Mortgage Loans range between 3.0% and 11.25% and the weighted average Loan Rate on the Mortgage Loans is approximately 6.177%. As of the Cut-off Date, 54.68% of the Mortgage Loans, by aggregate principal balance, have original principal balances (by credit limit) that conform to Fannie Mae or Freddie Mac guidelines.

            (xxxi) No more than 28.18% (by Cut-off Date Loan Balance) of the Mortgage Loans are secured by real property improved by individual condominium units, units in planned unit developments, townhouses, or two-to-four family residences erected on them, and at least 71.82% (by Cut-off Date Loan Balance) of the Mortgage Loans are secured by real property with a detached one-family residence erected on them.

            (xxxii) The Credit Limits on the Mortgage Loans range between approximately $5,870 and $2,000,000 with an average of approximately $49,725. As of the Cut-off Date, no Mortgage Loan had a principal balance in excess of approximately $1,991,932 and the average principal balance of the Mortgage Loans is equal to approximately $40,893.

            (xxxiii) Approximately 0% and 100% of the Mortgage Loans, by aggregate principal balance as of the Cut-off Date, are first and second liens, respectively.

            (xxxiv) As of the Closing Date, no more than 0.82% of the Mortgage Loans, by aggregate principal balance, were appraised electronically.

            (xxxix) As of the Cut-off Date (based on the drawn balances), the Mortgage Loans had a weighted average Combined Loan-to-Value Ratio of 87.23%; a range of Combined Loan-to-Value Ratios between 8.6% and 100%; a percentage of primary residences of 95.66%; a weighted average FICO score of 711; a range of FICO scores between 513 and 842; a Weighted Average Net Loan Rate of 5.527%; a range of net Loan Rates between 2.5% and 10.75%; a weighted average original stated term to maturity of 301 months; a range of original term to maturity between 120 months and 360 months; a range of remaining term to maturity between 65 months and 352 months; an average drawn balance of $40,893; a weighted average utilization ratio of 84.12%; 55.92% of the Mortgage Loans have their respective Mortgaged Properties located in the top five states, measured by aggregate drawn balances.